UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 19, 2026, Tivic Health Systems, Inc. (the “Company”) convened and then adjourned its special meeting of stockholders (the “Special Meeting”) for stockholders to vote on the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 9, 2026 and mailed to stockholders on January 9, 2026, as supplemented by the Company’s proxy supplement filed with the SEC on February 9, 2026 and mailed to stockholders on February 18, 2026 (together, the “Proxy Statement”). As of December 29, 2025, the record date for the Special Meeting, there were 2,525,778 shares of common stock issued and outstanding and entitled to vote at the Special Meeting. Stockholders holding less than one-third of the capital stock issued and outstanding and entitled to vote at the Special Meeting were present in person (by virtual attendance) or represented by proxy at the Special Meeting. Because a quorum was not present, pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), the chairperson of the Special Meeting adjourned the Special Meeting. The Special Meeting was scheduled to reconvene virtually at www.virtualshareholdermeeting.com/TIVC2026SM on March 12, 2026 at 1:00 p.m. Pacific Time (the “Adjourned Meeting”).

Item 8.01	Other Events.

On March 11, 2026, the Board of Directors of the Company adopted a resolution, pursuant to Section 2.16 of the Bylaws, to cancel the Adjourned Meeting. In connection therewith, the Company filed this current report on Form 8-K announcing the cancellation of the Adjourned Meeting and the Company’s withdrawal from consideration by the Company’s stockholders the proposals set forth in the Proxy Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	March 11, 2026	By:	/s/ Michael K. Handley
Name: Michael K. Handley Title: Chief Executive Officer

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